UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2007

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (I.R.S. Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On April 27, 2007, J. C. Penney Company, Inc. (“Company”) adopted a restated Statement of Business Ethics. The Statement of Business Ethics applies to all Company associates, including the Company’s executive officers. A copy of the restated Statement of Business Ethics is attached as Exhibit 14.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibit 14.1      J. C. Penney Company, Inc. Statement of Business Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Joanne L. Bober
Joanne L. Bober
Executive Vice President,
General Counsel and Secretary

Date: May 3, 2007

EXHIBIT INDEX

Exhibit Number   Description

14.1               J. C. Penney Company, Inc. Statement of Business Ethics